Exhibit 99.1

RumbleOn Provides an Update on the Proposed Business Combination with RideNow and Reiterates Prior Outlook

DALLAS - RumbleOn, Inc. (NASDAQ: RMBL), the e-commerce company using innovative technology to simplify how dealers and consumers buy, sell, trade or finance pre-owned vehicles, is providing an update on the pending business combination with RideNow and is reiterating its prior guidance. RumbleOn and RideNow are proposing to combine their businesses to create the first - and only - omnichannel powersport platform in the US, offering the fastest, easiest, and most transparent transaction process available in powersports today.

Transaction Update

Today, RumbleOn filed preliminary proxy materials with the Securities and Exchange Commission (“SEC”) related to the pending business combination with RideNow. These materials can be found in the Company’s SEC filings at www.sec.gov or at the Investors section of the Company’s website at www.rumbleon.com.

Today, RumbleOn also filed on Form 8-K the unaudited condensed, combined financial statements of RideNow Group and Affiliates for the three months ended March 31, 2021 and March 31, 2020.

RumbleOn expects the business combination with RideNow to close during the third quarter of this year, subject to the parties meeting the closing conditions set forth in the agreement governing the transaction.

Financial Guidance for Fiscal 2021

RumbleOn is reiterating its prior Q2 guidance for standalone RumbleOn and full year outlook for the combined company.

For the second quarter of 2021, RumbleOn expects total revenue in the range of $140.0 to $150.0 million, representing 66%-78% growth year-over-year, gross profit of $18.0 to $19.0 million, representing 113%-125% growth year-over-year, and positive Adjusted EBITDA in the range of $1.2 million to $3.0 million.

Assuming a combination completed as of January 1, 2021, the Company expects full year 2021 revenue for the combined company in a range of $1.45 billion to $1.55 billion and adjusted EBITDA in a range of $110.0 million to $115.0 million.

Following the unexpected death of Steve Berrard, RumbleOn’s co-founder and Chief Financial Officer, RumbleOn announced its management transition plan for the Chief Financial Officer and Board seat on July 17, 2021. Beverly Rath will serve as RumbleOn’s Interim CFO and Peter Levy, RumbleOn’s Chief Operating Officer, has been appointed to its Board of Directors.

About RumbleOn

Founded in 2017, RumbleOn (NASDAQ: RMBL) is an ecommerce company using innovative technology to aggregate and distribute pre-owned automotive and powersport vehicles to and from both consumers and dealers, 100% online. RumbleOn is disrupting the pre-owned vehicle supply chain by providing dealers with technology solutions such as virtual inventory, and a 24/7 distribution platform, and consumers with an efficient, timely and transparent transaction experience. Whether buying, selling, trading or financing a vehicle, RumbleOn enables dealers and consumers to transact without geographic boundaries in a transparent, fast and friction free experience. For more information, please visit http://www.rumbleon.com.

About RideNow

Founded in 1983, RideNow has grown into the largest powersports retailer group in the United States through its dealership consolidation strategy. RideNow complements its vehicle sales with complete parts, service, accessories, and after sales offerings. For more information, please visit https://www.ridenow.com.

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination described herein (the “Transaction”), on June 21, 2021, RumbleOn filed with the SEC, its preliminary proxy statement, and will file, at the appropriate time, its definitive proxy statement. Promptly after filing its definitive proxy statement with the SEC, RumbleOn will mail the definitive proxy statement and a proxy card to each RumbleOn stockholder entitled to vote at the meeting of stockholders relating to the Transaction. INVESTORS AND STOCKHOLDERS OF RUMBLEON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT RUMBLEON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RUMBLEON, RIDENOW, AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by RumbleOn with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by visiting RumbleOn's investor relations section at www.rumbleon.com. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

RumbleOn and its directors and executive officers may be deemed participants in the solicitation of proxies from RumbleOn’s stockholders with respect to the Transaction. A list of the names of those directors and executive officers and a description of their interests in RumbleOn will be included in the definitive proxy statement relating to the Transaction and will be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the definitive proxy statement relating to the Transaction when available. Information about RumbleOn’s directors and executive officers and their ownership of RumbleOn’s common stock is set forth in RumbleOn’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 31, 2021. Other information regarding the interests of the participants in the proxy solicitation will be included in the definitive proxy statement relating to the Transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, by RumbleOn, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of such state. Any offering of the securities will only be by means of a statutory prospectus meeting the requirements of the rules and regulations of the SEC and applicable law.

Forward Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook”, and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this press release regarding the proposed transactions contemplated by the definitive agreement, including the benefits of the Transaction, revenue opportunities, anticipated future financial and operating performance, and results, including estimates for growth, and the expected timing of the Transaction. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of RumbleOn's control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Transaction; (2) the failure to obtain debt and equity financing required to complete the Transaction; (3) failure to obtain the OEM approvals; (4) the inability to complete the Transaction, including due to failure to obtain approval of the stockholders of RumbleOn, certain regulatory approvals, or satisfy other conditions to closing in the definitive agreement; (5) the impact of COVID-19 pandemic on RumbleOn's business and/or the ability of the parties to complete the Transaction; (6) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (7) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of management to integrate the combined company's business and operation, and the ability of the parties to retain its key employees; (8) costs related to the Transaction; (9) changes in applicable laws or regulations; (10) risks relating to the uncertainty of pro forma and projected financial information with respect to the combined company; and (11) other risks and uncertainties indicated from time to time in the preliminary and definitive proxy statements to be filed with the SEC relating to the Transaction, including those under “Risk Factors” therein, and in RumbleOn's other filings with the SEC. RumbleOn cautions that the foregoing list of factors is not exclusive. RumbleOn cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. RumbleOn does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither RumbleOn nor RideNow gives any assurance that after the Transaction the combined company will achieve its expectations.

Without limiting the foregoing, the inclusion of the financial projections in this press release should not be regarded as an indication that RumbleOn considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither RumbleOn’s independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that RumbleOn’s management believes are reasonable, RumbleOn provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved.

Investor Relations:

The Blueshirt Group
Hilary Sumnicht
investors@rumbleon.com

Source: RumbleOn, Inc

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